UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2026

Real REMAX Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-43460	42-2140010
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

701 Brickell Avenue, 17th Floor

Miami, Florida 33131

(Address of principal executive offices, including Zip code)

(305) 306-9553

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock $0.001 par value per share	REAX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 24, 2026, Real REMAX Group Inc. (the “Company”) filed a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “Original Report”), which reported that on August 24, 2026, pursuant to the Arrangement Agreement and Plan of Merger, dated as of April 26, 2026 (as amended, the “Merger Agreement”), by and among RE/MAX Holdings, Inc. (“REMAX”), The Real Brokerage Inc. ( “Real”), the Company (formerly known as Rome Wildlife, Inc.), Wildlife Acquisition I Corp. (“Merger Sub I”), Wildlife Acquisition II LLC (“Merger Sub II”) and 1587802 B.C. Unlimited Liability Company (“Bidco”), the Company acquired all of the outstanding shares of REMAX and Real through a transaction in which: (i) Real completed the Arrangement (as described below); (ii) Merger Sub I merged with and into REMAX, with REMAX surviving as a wholly owned subsidiary of the Company (the “First Merger”); and (iii) REMAX merged with and into Merger Sub II, with Merger Sub II surviving as a wholly owned subsidiary of the Company (together with the First Merger, the “Mergers”, and together with all actions and transactions contemplated by the Merger Agreement, including the First Merger, the “Business Combination”). The Mergers have been accounted for as a business combination using the acquisition method in accordance with ASC 805, with Real as the accounting acquiror.

This amendment to the Current Report (“Amendment No. 1”) amends the Original Report solely to include the historical financial statements of REMAX and to satisfy the Company’s undertaking to file the updated pro forma financial statements required by Item 9.01(a) and (b) of Form 8-K. This Amendment No. 1 should be read in conjunction with the Original Report. This Amendment No. 1 does not amend or otherwise affect the other disclosures in the Original Report.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of REMAX, as of December 31, 2025 and for the three years ended December 31, 2025 and the related notes thereto, are incorporated by reference into this item 9.01(a) from Exhibit 99.1 to this Amendment No. 1. The unaudited condensed financial statements of REMAX, as of and for the three and six months ended June 30, 2026 and the related notes thereto, are incorporated by reference into this item 9.01(a) from Exhibit 99.2 to this Amendment No. 1.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2026 and for the year ended December 31, 2025, giving effect to the Business Combination, is filed as Exhibit 99.3 to this Form 8-K/A and incorporated by reference herein.

(d) Exhibits.

The following exhibits are filed as part of this Amendment No. 1:

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP relating to RE/MAX Holdings, Inc.

99.1	Audited consolidated financial statements of RE/MAX Holdings, Inc. as of December 31, 2025 and for the three years ended December 31, 2025, and the related notes to such audited financial statements (incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2025, filed by RE/MAX Holdings, Inc. on February 19, 2026, as thereafter amended on April 30, 2026 (File No. 001-36101)).

99.2	Unaudited condensed consolidated financial statements of RE/MAX Holdings, Inc. as of and for the three and six months ended June 30, 2026, and the related notes to such unaudited condensed consolidated financial statements (incorporated by reference to the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026, filed by RE/MAX Holdings, Inc. on August 6, 2026 (File No. 001-36101)).

99.3	Unaudited pro forma condensed combined financial information of Real REMAX Group, Inc. as of and for the six months ended June 30, 2026 and for the year ended December 31, 2025.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Real REMAX Group Inc.

Date: November 3, 2026	By:	/s/ Ravi Jani
Ravi Jani
Chief Financial Officer

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